Shareholders' Equity - Schedule of Share-Based Compensation Expenses (Details) - Share-Based Compensation Expenses [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Share-Based Compensation Arrangement by Share-Based Payment Award [Line Items]
Cost of revenue	$ 227	$ 56	$ 99
Research and development	2,448	3,818	4,806
Sales and Marketing	717	484	997
General and administrative	3,869	2,480	12,721
Total	$ 7,261	$ 6,838	$ 18,623